Direxion Daily 2-Year Treasury Bull 3X Shares (TWOL)
Direxion Daily 2-Year Treasury Bear 3X Shares (TWOZ)

each a Series of the
DIREXION SHARES ETF TRUST

Supplement dated November 12, 2010
to the Prospectus dated July 14, 2010

The Board of Trustees of the Direxion Shares ETF Trust (the “Trust”), based upon the recommendation of Rafferty Asset Management, LLC (“Rafferty”), the Trust’s adviser, has determined to liquidate and terminate the Direxion Daily 2-Year Treasury Bull 3X Shares and the Direxion Daily 2-Year Treasury Bear 3X Shares (each a “Fund” and collectively, the “Funds”).  Due to the Funds’ low levels of assets, Rafferty does not believe that it can continue to conduct the Funds’ business and operations in an economically efficient manner.  As such, the Board concluded that it would be in the best interests of each Fund and its shareholders to liquidate and terminate the Funds.  As of the close of regular trading on the NYSE Arca, Inc. (“NYSE”) on November 30, 2010 (“Closing Date”), the shares of the Funds will cease trading on the NYSE and will close to purchase by investors.

Shareholders may sell their holdings in the Funds prior to the Closing Date and customary brokerage charges may apply to these transactions.  However, from December 1, 2010, through December 7, 2010 (“Liquidation Date”), shareholders only may be able to sell their shares to certain broker-dealers and there is no assurance that there will be a market for the Funds during this time period.  Between the Closing Date and the Liquidation Date, the Funds will be in the process of closing down and liquidating their portfolios.  This process will result in the Funds not tracking their underlying indexes and their cash holdings increasing, which may not be consistent with the Funds’ investment objectives and strategies.

On or about the Liquidation Date, each Fund will liquidate its assets and distribute cash pro rata to all remaining shareholders who have not previously redeemed or exchanged their shares.  These distributions are taxable events.  In addition, these payments to shareholders will include accrued capital gains and dividends, if any.  As calculated on the Liquidation Date, each Fund’s net asset value will reflect the costs of closing the Fund.  Once the distributions are complete, each Fund will terminate.

For more information, please contact the Funds at (800) 851-0511.

Please retain this Supplement with the Prospectus.